Ivy Funds

Supplement dated May 29, 2014 to the

Ivy Emerging Markets Equity Fund (formerly, Ivy Pacific Opportunities Fund) Prospectus dated February 11, 2014

and as supplemented March 17, 2014

The following is inserted as a second paragraph under the “The Management of the Fund — Investment Adviser” section on page 14:

IICO has received “manager of managers” exemptive relief from the SEC (the “Order”) that permits IICO, subject to the approval of the Trust’s Board (including a majority of Trustees who are not “interested persons,” as defined in Section 2(a)(19) of the 1940 Act, of the Trust, IICO or any subadviser), to appoint an unaffiliated investment subadviser or to materially amend the terms of an investment subadvisory agreement with an unaffiliated investment subadviser for the Fund without first obtaining shareholder approval (except if the change results in an increase in the aggregate advisory fee payable by the Fund). Prior to relying on the Order, the Fund must receive approval of its shareholders. The Order permits the Fund to add or to change unaffiliated investment subadvisers or to change the fees paid to such investment subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change. Under the Order, IICO has the ultimate responsibility (subject to oversight by the Trust’s Board) to oversee any investment subadvisers and recommend their hiring, termination and replacement, and IICO may, at times, recommend to the Board that the Fund change, add or terminate its investment subadviser; continue to retain its investment subadviser even though the investment subadviser’s ownership or corporate structure has changed; or materially change the investment subadvisory agreement with its investment subadviser. The Fund will notify shareholders of any change in the identity of an investment subadviser or the addition of an investment subadviser to the Fund.

Supplement	Prospectus	1